UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 30, 1999
                                                      ------------------

                         STAR MARKETS COMPANY, INC.
                         --------------------------
           (Exact name of registrant as specified in its charter)

                                MASSACHUSETTS
                                -------------
       (State or other jurisdiction of incorporation or organization)

              33-86690                            04-3243710
              --------                            ----------
      (Commission File Number)      (I.R.S. Employer Identification Number)

        625 MT. AUBURN STREET, CAMBRIDGE, MA           02138
        ------------------------------------           -----
      (Address of principal executive offices)      (Zip Code)

                               (617) 528-2550
                               --------------
            (Registrant's telephone number, including area code)


                                     NONE
                                     ----
            (Former name, former address and former fiscal year,
                        if changed since last report)


                         STAR MARKETS COMPANY, INC.

Item 5.  Other Events

Star Markets Company, Inc. (the "Company") has called for redemption on November 1, 1999 (the "Redemption Date") all of the 13% Senior Subordinated Notes due 2004 (the "Notes") at the redemption price of 106.5% of the principal amount together with accrued interest to the Redemption Date outstanding on such date. On and after the Redemption Date the interest on the Notes will cease to accrue. State Street Bank and Trust Company (the "Trustee") has sent a Notice of Redemption of 13% Senior Subordinated Notes due 2004 dated September 30, 1999, to each holder of the Notes in accordance with the terms of the Indenture dated as of November 1, 1994, between the Company and the Trustee..

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

          Exhibits      Description of Exhibits
          --------      -----------------------
            10(v)       Notice of Redemption of Star Markets Company, Inc.
                        13% Senior Subordinated Notes due November 1, 2004.


                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Star Markets Company, Inc.
                                         --------------------------
                                                  (Company)

Date:  October 20, 1999                  By: /s/John Flaherty
       ----------------                      ----------------
                                                John Flaherty
                                                Treasurer,
                                                chief accounting officer